[Logo]
INVESTMENT MANAGEMENT

                                                                   ANNUAL REPORT
                                                                  FOR YEAR ENDED
                                                                OCTOBER 31, 1996

MFS(R) STRATEGIC INCOME FUND



[Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 5
Portfolio Concentration .................................................... 5
Fund Facts ................................................................. 6
Performance Summary ........................................................ 6
Portfolio of Investments ................................................... 9
Financial Statements .......................................................15
Notes to Financial Statements ..............................................22
Independent Auditors' Report .............................................. 32
Trustees and Officers ......................................................33

HIGHLIGHTS

* FOR THE YEAR ENDED OCTOBER 31, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 10.42%, CLASS B SHARES 9.68%, AND CLASS C SHARES 9.80%.

   * THE FUND'S PERFORMANCE WAS HELPED BY ITS ALLOCATION TO THE HIGHER-YIELDING FIXED-INCOME MARKETS, INCLUDING CORPORATE AND EMERGING MARKETS, WHICH HAVE BEEN THE BEST PERFORMERS IN THE FIXED-INCOME UNIVERSE.

   * WE ARE SEEKING TO INCREASE THE FUND'S YIELD BY REDUCING ITS INTERNATIONAL EXPOSURE TO MATURE COUNTRIES AND ITS POSITION IN THE U.S. GOVERNMENT SECTOR, WHERE YIELD LEVELS IN GENERAL HAVE DROPPED, AND REPLACING THESE SEGMENTS WITH MORE HIGH-YIELD U.S. CORPORATE BONDS, EMERGING MARKET DEBT, AND SOME HIGHER-GRADE MORTGAGE-BACKED SECURITIES.

   * THE FUND HAS A RELATIVELY HIGH WEIGHTING IN EMERGING MARKETS, WHICH WE BELIEVE ARE CHEAP RELATIVE TO OTHER FIXED-INCOME MARKETS, AND WHERE OUR LONG-TERM OUTLOOK FORESEES HIGHER GROWTH RATES COMPARED TO THOSE OF DEVELOPED COUNTRIES. INVESTMENTS IN EMERGING MARKET SECURITIES MAY PROVIDE SUPERIOR RETURNS BUT ALSO INVOLVE GREATER RISK.

LETTER FROM THE CHAIRMAN

Dear Shareholders:

[Photo of A. Keith Brodkin]


As we enter the final months of 1996, the U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.2% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to support the automobile and housing markets. Consumer spending has also been positively impacted by widespread job growth and, more recently, rising wages. However, recent statistics appear to show a slowdown in consumer spending. This is particularly true when considering overall retail sales, which have been flat for several months. Furthermore, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. In the beginning of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are equitably valued.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin
    ------------------------------
    A. Keith Brodkin
Chairman and President

November 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of James T. Swanson]

In a mostly favorable global environment for financial assets, with inflation on a downward trend in Europe, Asia, and North America and interest rates in most countries declining or stable, Class A shares of the Fund provided a total return of 10.42% for the year ended October 31, 1996, Class B shares 9.68%, and Class C shares 9.80%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE, JIM?
A. The Fund's performance has been strong because of our allocation of assets to the higher-yielding fixed-income markets, including corporate and emerging markets, which have been the best performers in the fixed-income universe. Also, our use of five or more asset classes has helped us reduce the portfolio's volatility.

Q. COULD YOU DESCRIBE THE INVESTMENT ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. As yields fell throughout the world on news of declining inflation, it became difficult to keep the Fund's distribution level high. Even more difficult was interpreting the news on the U.S. economy which, despite being largely positive, has defied conventional thinking on business cycle patterns, wherein one would have expected by now to have seen an upsurge in inflation, the biggest risk to bonds and other financial assets.

Q. WHAT IS YOUR VIEW ON THE U.S. INTEREST RATE ENVIRONMENT, AND HAVE YOU MADE ANY CHANGES IN THE FUND TO REFLECT THAT OUTLOOK?
A. We are concerned about interest rates in the United States, which we think are vulnerable to upward pressure due to tight labor markets and rising wages. Accordingly, we are keeping the Fund's U.S. government portion near its all-time low (10% to 15% of assets) and our duration in the neutral to short range.

Q. WHAT CAN YOU TELL US ABOUT ANY OTHER CHANGES IN THE FUND'S MANAGEMENT?

A. Our near-term plan is to reduce our international exposure to mature countries (following a period of good gains from that sector) and our position in the U.S. government sector because these markets are more at risk to faster world growth and because their yield levels, in general, have dropped. We will replace these segments with more high-yield U.S. corporate bonds, slightly more emerging market debt, and a small portion of higher-grade mortgage-backed securities.

Q. WHY ARE YOU DOING THIS?

A. Going forward, we see lower volatility in the fixed-income markets in general as inflation rates and interest rates converge around the world. Given that backdrop, we see the "spread markets," that is, the higher-yielding markets, offering the better risk/reward potential because of our belief that their higher coupon streams, reinvested, will produce higher returns than lower-yielding markets that drift sideways. Of course, the key to successful implementation of this strategy is thorough research, to help us avoid credit mistakes.

Q. HOW ABOUT THE INTERNATIONAL BOND MARKET? WHAT PARTS OF THE WORLD LOOK MOST FAVORABLE TO YOU NOW, AND HAVE YOU MADE ANY MOVES TOWARD THOSE AREAS?

A. International sovereigns have done well, particularly in Europe. Prices in high-yielding countries such as Spain and Italy have risen as the European union has begun to look more certain. However, much of the relative value from that trade has already occurred, and we see better value in other markets. At the same time, emerging markets still look exciting to us.

Q. WHAT AREAS OF THE WORLD ARE YOU AVOIDING OR UNDERWEIGHTING, AND WHY?
A. We are avoiding much of Asia because we feel yield spreads there suggest high valuation levels.

Q. TELL US ABOUT THE EMERGING MARKETS. THE FUND HAS BEEN AT OR NEAR ITS MAXIMUM WEIGHTING IN THESE MARKETS FOR SOME TIME, SO YOU MUST LIKE SOMETHING ABOUT THEM. WHAT IS IT?

A. First, we believe these markets are cheap relative to other fixed-income markets. Second, our long-term outlook foresees higher growth rates from these countries than from the developed countries. Finally, the end of centrally planned economies has rejuvenated many stagnant economies as their governments have shown the political will to move to free-market economic systems. We think all of these developments are creating a favorable environment for these countries' bonds.

Respectfully,

/s/ James T. Swanson
    -------------------------------
James T. Swanson
Portfolio Manager

PORTFOLIO MANAGER'S PROFILE

   JAMES SWANSON IS A SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES
   (MFS). HE IS PORTFOLIO MANAGER OF MFS WORLD ASSET ALLOCATION FUND, MFS STRATEGIC INCOME FUND, MERIDIAN CHARTER INCOME FUND, AND TWO CLOSED-END FUNDS
   - MFS CHARTER INCOME TRUST AND MFS MULTIMARKET INCOME TRUST. MR. SWANSON JOINED MFS IN 1985 AS A VICE PRESIDENT - INVESTMENTS AND WAS NAMED A SENIOR VICE PRESIDENT IN 1989. HE WAS NAMED PORTFOLIO MANAGER OF MFS STRATEGIC INCOME FUND IN 1991, OF MFS CHARTER INCOME TRUST AND MFS MULTIMARKET INCOME TRUST IN 1992, AND OF MFS WORLD ASSET ALLOCATION FUND UPON ITS INCEPTION IN JULY 1994. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 1996

LARGEST SECTORS

Corporates            65.5%
Emerging Markets        23%
Foreign Governments    7.5%
U.S. Treasuries          3%
Cash                     1%




TAX FORM SUMMARY

IN JANUARY 1997, SHAREHOLDERS WILL BE MAILED A TAX FORM SUMMARY
REPORTING THE FEDERAL TAX STATUS OF ALL DISTRIBUTIONS PAID DURING THE CALENDAR YEAR 1996.

FUND FACTS

STRATEGY:               THE FUND'S INVESTMENT OBJECTIVE IS TO PROVIDE HIGH
                        CURRENT INCOME BY INVESTING IN FIXED-INCOME SECURITIES.

COMMENCEMENT OF
INVESTMENT OPERATIONS:  OCTOBER 29, 1987

SIZE:                   $80.3 MILLION NET ASSETS AS OF OCTOBER 31, 1996



PERFORMANCE SUMMARY

The information below and on the following page illustrates the historical performance of MFS Strategic Income Fund Class A shares in comparison to various market indicators. Classs A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the Period from November 1, 1987 to October 31, 1996)

           MFS Strategic
            Income Fund     Consumer Price      S&P 500     Lehman Brothers
              Class A        Index -- U.S.     Composite      Govt./Corp.
           -------------    --------------     ---------    ---------------
11/87         9524.00           10000.0          10000.0         10000.0
10/89         11754.0           10893.0          14499.0         12406.0
10/91         14317.0           11917.0          17991.0         15099.0
10/93         17537.0           12637.0          22610.0         18962.0
10/95         19532.0           13331.0          29644.0         21005.0
10/96         21568.0           13732.0          36747.0         22137.0

AVERAGE ANNUAL TOTAL RETURNS
                                                                                                                          Life
                                                                           1 Year        3 Years        5 Years       of Fund#
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A)
  including 4.75% sales charge                                            + 5.21%        + 5.40%        + 7.49%        + 8.72%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class A) at net asset value                    +10.42%        + 7.14%        + 8.54%        + 9.31%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) with CDSC                             + 5.68%        + 5.49%        + 7.74%        + 9.03%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class B) without CDSC                          + 9.68%        + 6.36%        + 8.03%        + 9.03%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C) with CDSC                             + 8.80%        + 6.52%        + 8.16%        + 9.10%
------------------------------------------------------------------------------------------------------------------------------
MFS Strategic Income Fund (Class C) without CDSC                          + 9.80%        + 6.52%        + 8.16%        + 9.10%
------------------------------------------------------------------------------------------------------------------------------
Average flexible income fund**                                            +12.45%        + 6.05%        + 9.69%        + 8.82%
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Government Corporate Bond Index+                          + 5.37%        + 5.30%        + 7.95%        + 8.47%
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index++                            + 5.36%        + 7.94%        + 9.91%        +10.04%
------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Composite High-Yield Bond Index##                        + 5.46%        + 6.03%        + 9.53%        + 9.78%
------------------------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index***                                  +23.89%        +17.57%        +15.47%        +14.60%
------------------------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                                     + 3.01%        + 2.81%        + 2.88%        + 3.68%
------------------------------------------------------------------------------------------------------------------------------

   #For the period from the commencement of investment operations, October 29,
    1987 to October 31, 1996.
   *The Consumer Price Index is a popular measure of change in prices.
  **Source: Lipper Analytical Services.
   +The Lehman Brothers Government Corporate Bond Index is an unmanaged, market-value-weighted index of U.S. Treasury and government agency securities, excluding mortgage-backed securities, and investment-grade debt obligations of domestic corporations.
  ++The Salomon Brothers World Government Bond Index is an unmanaged, market-value-weighted index of straight-issue bonds from the complete universes of 14 government sectors with remaining maturities of at least one year.
  ##The Salomon Brothers Composite High-Yield Bond Index is an unmanaged, market-value- weighted index of public, non-convertible cash pay and deferred-interest U.S. corporate bonds with a remaining maturity of at least seven years and a credit rating between "CCC" and "BB+."
 ***The Standard and Poor's 500 Composite Index is a popular, unmanaged index of common stock performance.

Class A SEC results include the maximum 4.75% sales charge. Class B SEC results reflect the applicable contingent deferred sales charge (CDSC), which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. See the prospectus for details. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. Class C share purchases made on or after April 1, 1996 will be subject to a 1% CDSC if redeemed within 12 months of purchase.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on September 1, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share SEC performance, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares.

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO OF INVESTMENTS -- October 31, 1996
Bonds - 83.0%
-----------------------------------------------------------------------------
                                            Principal Amount
Issuer                                         (000 Omitted)          Value
-----------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated - 19.0%

  Banco Nacional de Commerce, 7.25s, 2004             $3,500  $   2,931,250
  Empresas ICA Sociedad S.A., 11.875s, 2001            2,500      2,582,813
  Federal Republic of Brazil, 6.688s, 2001                14         13,104
  Federal Republic of Brazil, 4.5s, 2014               2,753      1,886,096
  Grupo Elektra S.A., 12.75s, 2001                     1,500      1,571,250
  Hidroelectrica Alicura, 8.375s, 1999##                 500        486,250
  United Mexican States, 6.398s, 2019                  6,000      4,927,500
  United Mexican States, 6.453s, 2019                  1,000        821,250
                                                              -------------
                                                              $  15,219,513
-----------------------------------------------------------------------------
U.S. Bonds - 56.4%
  Airlines - 1.0%
    K & F Industries, Inc., 11.875s, 2003             $  250  $     270,000
    K & F Industries, Inc., 10.375s, 2004                500        515,000
                                                              -------------
                                                              $     785,000
-----------------------------------------------------------------------------
  Automotive - 0.6%
    Harvard Industries, Inc., 12s, 2004               $  500  $     460,000
-----------------------------------------------------------------------------
  Building - 1.2%
    Building Materials Corp., 0s, 2004                $  900  $     740,250
    Nortek, Inc., 9.875s, 2004                           250        248,750
                                                              -------------
                                                              $     989,000
-----------------------------------------------------------------------------
  Cellular Telephones - 0.6%
    Rogers Cantel, Inc., 9.375s, 2008                 $  500  $     502,500
-----------------------------------------------------------------------------
  Chemicals - 1.4%
    NL Industries, Inc., 11.75s, 2003                 $  250  $     257,813
    UCC Investors Holdings, Inc., 0s, 2005             1,000        875,000
                                                              -------------
                                                              $   1,132,813
-----------------------------------------------------------------------------
  Consumer Goods and Services - 2.2%
    Food Brands America, Inc., 10.75s, 2006           $  750  $     780,000
    Ithaca Industries, Inc., 11.125s, 2002+              100         59,000
    Revlon, Inc., 10.5s, 2003                            200        208,000
    Sealy Corp., 9.5s, 2003                              500        497,500
    Westpoint Stevens, Inc., 9.375s, 2005                250        252,500
                                                              -------------
                                                              $   1,797,000
-----------------------------------------------------------------------------
  Containers - 3.8%
    Calmar, Inc., 11.5s, 2005                         $  250  $     255,937
    Gaylord Container Corp., 11.5s, 2001                 500        531,250
    Ivex Packaging Corp., 12.5s, 2002                    100        107,500
    Owens-Illinois, Inc., 11s, 2003                    1,000      1,098,750
    Stone Container Corp., 10.75s, 2002                1,000      1,050,000
                                                              -------------
                                                              $   3,043,437
-----------------------------------------------------------------------------
  Defense Electronics - 0.7%
    Alliant Techsystem, Inc., 11.75s, 2003            $  500  $     545,000
-----------------------------------------------------------------------------
  Entertainment - 0.4%
    Marvel Holdings, Inc., 0s, 1998                   $  500  $     210,000
    United Artist Theater Circuit, Inc.,
      11.5s, 2002                                        100        106,000
                                                              -------------
                                                              $     316,000
-----------------------------------------------------------------------------
  Financial Institutions - 1.2%
    First Nationwide Corp., 10.625s, 2003##           $  600  $     630,000
    Penncorp Financial Group, Inc., 9.25s, 2003          330        344,850
                                                              -------------
                                                              $     974,850
-----------------------------------------------------------------------------
  Food and Beverage Products - 0.6%
    Specialty Foods Corp., 10.25s, 2001               $  500  $     460,000
-----------------------------------------------------------------------------
  Forest and Paper Products - 0.6%
    Fort Howard Corp., 9.25s, 2001                    $  500  $     515,000
-----------------------------------------------------------------------------
  Machinery - 0.6%
    AGCO Corp., 8.5s, 2006                            $  500  $     505,000
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.3%
    Beverly Enterprises, 9s, 2006                     $  460  $     453,100
    Tenet Healthcare Corp., 10.125s, 2005                500        548,750
                                                              -------------
                                                              $   1,001,850
-----------------------------------------------------------------------------
  Metals and Minerals - 1.7%
    Haynes International, Inc., 11.625s, 2004         $1,000  $   1,040,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002       300        297,000
                                                              -------------
                                                              $   1,337,000
-----------------------------------------------------------------------------
  Oil Services - 1.0%
    Falcon Drilling, Inc., 8.875s, 2003               $  500  $     487,500
    Ferrell Gas LP, 10s, 2001                            200        206,000
    Tuboscope Vetco International, Inc.,
      10.75s, 2003                                       100        106,000
                                                              -------------
                                                              $     799,500
-----------------------------------------------------------------------------
  Oils - 0.7%
    Gulf Canada, 9.25s, 2004                          $  500  $     518,750
-----------------------------------------------------------------------------
  Restaurants and Lodging - 0.6%
    Red Roof Inns, Inc., 9.625s, 2003                 $  500  $     487,500
-----------------------------------------------------------------------------
  Special Products and Services - 4.6%
    Central Transport Rental Finance
      Corp., 9.5s, 2003                               $  143  $     132,249
    IMO Industries, Inc., 11.75s, 2006                   500        515,000
    Interlake Corp., 12.125s, 2002                       500        512,500
    Mark IV Industries, Inc., 8.75s, 2003                500        512,500
    Polymer Group, Inc., 12.25s, 2002                    333        362,970
    Synthetic Industries, Inc., 12.75s, 2002           1,000      1,085,000
    Thermadyne Holdings Corp., 10.75s, 2003              500        515,000
                                                              -------------
                                                              $   3,635,219
-----------------------------------------------------------------------------
  Steel - 0.6%
    Commonwealth of Aluminum Corp.,
      10.75s, 2006##                                  $  500  $     507,500
-----------------------------------------------------------------------------
  Stores - 1.1%
    Limited, Inc., 7.5s, 2023                         $1,000  $     907,500
-----------------------------------------------------------------------------
  Student Loan Revenue - 0.6%
    Talley Manufacturing & Technology,
      Inc., 10.75s, 2003                              $  500  $     517,500
-----------------------------------------------------------------------------
  Supermarkets - 2.6%
    Dominick's Finer Foods Co., 10.875s, 2005         $  500  $     551,875
    Pathmark Stores, Inc., 9.625s, 2003                  500        488,750
    Ralph's Grocery Co., 10.45s, 2004                    500        505,000
    Smiths Food & Drug, 11.25s, 2007                     500        540,000
                                                              -------------
                                                              $   2,085,625
-----------------------------------------------------------------------------
  Telecommunications - 12.1%
    American Radio Systems Corp., 9s, 2006            $  500  $     477,500
    Bell Cablemedia PLC, 0s, 2005                        250        181,250
    Brooks Fiber Properties, Inc., 0s, 2006              500        292,500
    Cablevision Industries Corp., 9.25s, 2008            100        105,855
    Comcast Corp., 9.375s, 2005                          500        497,500
    Continental Cablevision, Inc., 8.3s, 2006            500        530,000
    Diamond Cable Communications, 0s, 2005               250        164,375
    Echostar Satellite Broadcasting
      Corp., 0s, 2004                                  1,000        705,000
    Falcon Holdings Group, Inc., 11s, 2003*              216        196,996
    Grand Union Co., 12s, 2004                           750        757,500
    Intermedia Capital Partners, 11.25s, 2006##           75         75,000
    Jones Intercable, Inc., 10.5s, 2008                  500        527,500
    MFS Communications, Inc., 0s, 2006                 1,000        707,500
    Marcus Cable Operating Co., 0s, 2004                 500        383,750
    Mobilemedia Communications, Inc., 1s, 2003           275        132,000
    Panamsat Capital Corp., 0s, 2003                     500        460,000
    Pronet, Inc., 11.875s, 2005                          200        184,000
    Rogers Cablesystems, Inc., 10.125s, 2012             500        495,000
    Teleport Communications Group, 0s, 2007              500        320,000
    Total Access Communication Public,
      8.375s, 2006##                                   1,000      1,005,000
    Turner Broadcasting Systems, Inc.,
      8.375s, 2013                                     1,000      1,019,310
    Western Wireless Corp., 10.5s, 2007##                500        501,250
                                                              -------------
                                                              $   9,718,786
-----------------------------------------------------------------------------
  Transportation - 0.1%
    Continental Airlines, Inc., 11.75s, 1995+         $  500  $          50
    Moran Transportation Co., 11.75s, 2004               100        106,000
                                                              -------------
                                                              $     106,050
-----------------------------------------------------------------------------
  U.S. Treasury Bond - 2.6%
    U.S. Treasury Bonds, 13.375s, 2001                $1,600  $   2,076,752
-----------------------------------------------------------------------------
  Utilities - Electric - 10.6%
    First PV Funding Corp., 10.3s, 2014               $  750  $     795,937
    First PV Funding Corp., 10.15s, 2016                 343        365,295
    Midland Cogeneration Funding Venture Corp.,
      10.33s, 2002                                     1,261      1,333,369
    Midland Funding Corp., "B", 13.25s, 2006           2,500      2,900,925
    Niagara Mohawk Power Corp., 8.77s, 2018              990        943,262
    Texas & New Mexico Power Co., 12.5s, 1999          2,000      2,189,600
                                                              -------------
                                                              $   8,528,388
-----------------------------------------------------------------------------
  Utilities - Gas - 1.3%
    Maxus Energy Corp., 11.25s, 2013                  $1,000  $   1,022,500
-----------------------------------------------------------------------------
Total U.S. Bonds                                              $  60,495,533
-----------------------------------------------------------------------------
Foreign Bonds - 7.6%
  Canada - 0.8%
    Government of Canada, 9.5s, 2010 CAD                 700  $     648,678
-----------------------------------------------------------------------------
  Germany - 4.5%
    Federal Republic of Germany, 6.5s, 2005  DEM       2,643  $   1,799,434
    Federal Republic of Germany, 7.375s, 2005          2,525      1,817,235
                                                              -------------
                                                              $   3,616,669
-----------------------------------------------------------------------------
  Italy - 0.8%
    Republic of Italy, 8.313s, 2006  ITL             890,000  $     637,130
-----------------------------------------------------------------------------
  Spain - 1.5%
    Government of Spain, 8.3s, 1998  ESP              80,700  $     649,575
    Government of Spain, 8.4s, 2001                   71,500        587,932
                                                              -------------
                                                              $   1,237,507
-----------------------------------------------------------------------------
Total Foreign Bonds                                           $   6,139,984
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $66,045,625)                    $  66,635,517
-----------------------------------------------------------------------------

Common Stocks - 1.1%
-----------------------------------------------------------------------------
                                                      Shares
-----------------------------------------------------------------------------
  Central Transport Rental Group*                     69,925  $      19,666
  Gillett Holdings, Inc.*++                           22,594        858,572
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $271,467)               $     878,238
-----------------------------------------------------------------------------
Preferred Stocks - 6.4%
-----------------------------------------------------------------------------
  Cablevision Systems Corp.                            5,356  $     488,735
  First Nationwide Bank                               30,000      3,442,500
  Long Island Lighting Co.                            25,000        625,000
  Renaissance Cosmetics, Inc.++                          500        505,000
  Time Warner, Inc.*##                                   104        110,110
-----------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $5,223,750)          $   5,171,345
-----------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------
Issuer                                                Shares          Value
-----------------------------------------------------------------------------
  UDC Homes, Inc.                                          6  $       5,121
-----------------------------------------------------------------------------

Warrants
-----------------------------------------------------------------------------
                                                    Warrants
-----------------------------------------------------------------------------
  American Media, Inc.*                               27,000  $         422
  Atlantic Gulf Communities Corp.++                      100            538
  ICO, Inc.*                                          62,500         40,625
-----------------------------------------------------------------------------
Total Warrants (Identified Cost, $0)                          $      41,585
-----------------------------------------------------------------------------

Repurchase Agreement - 4.4%
-----------------------------------------------------------------------------
                                            Principal Amount
                                               (000 Omitted)
-----------------------------------------------------------------------------
  Goldman Sachs, dated 10/31/96, due 11/01/96,
  total to be received $3,687,917 (secured by
  various U.S. Treasury and federal agency
  obligations in a jointly traded account), at
  Amortized Cost                                  $    3,494  $   3,494,000
-----------------------------------------------------------------------------

Short-Term Obligations - 4.2%
-----------------------------------------------------------------------------
  Argentina Treasury Bill, due 1/17/97            $    1,000  $     982,797
  CSFB Russia Note, due 12/27/96++                     2,000          1,956
  Pembangunan Perumahan, due 12/19/96      IDR     1,000,000            580
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $3,340,758)    $   3,360,860
-----------------------------------------------------------------------------

Call Options Purchased - 0.1%
-----------------------------------------------------------------------------
                                            Principal Amount
                                                of Contracts
Issuer/Expiration Month/Strike Price           (000 Omitted)
-----------------------------------------------------------------------------
  German Marks/British Pounds/
    November/2.2145                    DEM/GBP         2,537           --
  Japanese Government Bonds/
    November/114.355                       JPY       155,000         54,870
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $13,243)         $      54,870
-----------------------------------------------------------------------------

Put Option Purchased - 0.1%
-----------------------------------------------------------------------------
  German Marks/British Pounds/
    November/2.315
    (Premiums Paid, $9,873)            DEM/GBP         2,653  $     116,241
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $78,398,716)              $  79,757,777
-----------------------------------------------------------------------------

Call Option Written
-----------------------------------------------------------------------------
  German Marks/British Pounds/
   November/2.2145
    (Premiums Received, $9,873)        DEM/GBP         2,537           --
-----------------------------------------------------------------------------

Put Option Written
-----------------------------------------------------------------------------
  Japanese Government Bonds/
    November/114.355
    (Premiums Received, $12,885)           JPY       155,000  $        (155)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 0.7%                         $     514,172
-----------------------------------------------------------------------------
Net Assets - 100.0%                                           $  80,271,794
-----------------------------------------------------------------------------
          *Non-income producing security.
          +Non-income producing security - in default.
         ++Restricted security.
         ##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

            BEF   =    Belgian Francs                 GBP   =    British Pounds                 JPY   =   Japanese Yen
            CAD   =    Canadian Dollars               HKD   =    Hong Kong Dollars              NLG   =   Dutch Guilders
            CHF   =    Swiss Francs                   IDR   =    Indonesian Rupah               SEK   =   Swedish Kronor
            DEM   =    German Marks                   IEP   =    Irish Punts                    THB   =   Thai Bahts
            ESP   =    Spanish Pesetas                ITL   =    Italian Lire



See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-----------------------------------------------------
October 31, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $78,398,716)             $79,757,777
  Cash                                                                  86,020
  Net receivable for forward foreign currency
    exchange contracts sold                                            744,688
  Receivable for Fund shares sold                                      283,037
  Receivable for investments sold                                      215,211
  Interest receivable                                                1,783,698
  Other assets                                                         233,376
                                                                   -----------
    Total assets                                                   $83,103,807
                                                                   -----------
Liabilities:
  Payable for Fund shares reacquired                               $   212,290
  Payable for investments purchased                                  1,672,701
  Written options outstanding, at value (premiums
    received, $22,758)                                                     155
  Net payable for forward foreign currency exchange
    contracts purchased                                                914,665
  Net payable for forward foreign currency exchange
    contracts                                                            3,350
  Payable to affiliates -
    Management fee                                                         881
    Shareholder servicing agent fee                                        628
    Distribution fee                                                    27,343
                                                                   -----------
      Total liabilities                                            $ 2,832,013
                                                                   -----------
Net assets                                                         $80,271,794
                                                                   ===========
Net assets consists of:
  Paid-in capital                                                  $78,252,230
  Unrealized appreciation on investments and
    translation of assets and liabilities in
    foreign currencies                                               1,205,519
  Accumulated undistributed
    net realized gain on
    investments and foreign currency transactions                      752,188
  Accumulated undistributed net investment income                       61,857
                                                                   -----------
      Total                                                        $80,271,794
                                                                   ===========
Shares of beneficial interest outstanding                            9,826,372
                                                                   ===========
Class A shares:
  Net asset value and redemption price per share
    (net assets of $49,432,374 / 6,035,708
    shares of beneficial interest outstanding)                           $8.19
                                                                         =====
  Offering price per share (100/95.25)                                   $8.60
                                                                         =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $25,361,347 / 3,115,960
    shares of beneficial interest outstanding)                           $8.14
                                                                         =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $5,478,073 / 674,704
    shares of beneficial interest outstanding)                           $8.12
                                                                         =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended October 31, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                  $6,014,777
                                                                   ----------
  Expenses -
    Management fee                                                 $  768,788
    Trustees' compensation                                             42,635
    Shareholder servicing agent fee (Class A)                          71,334
    Shareholder servicing agent fee (Class B)                          37,393
    Shareholder servicing agent fee (Class C)                           6,028
    Distribution and service fee (Class A)                            166,446
    Distribution and service fee (Class B)                            168,586
    Distribution and service fee (Class C)                             40,187
    Custodian fee                                                      65,789
    Auditing fees                                                      53,182
    Printing                                                           29,374
    Postage                                                            18,490
    Legal fees                                                          4,507
    Miscellaneous                                                      84,097
                                                                   ----------
      Total expenses                                               $1,556,836
    Fees paid indirectly                                              (25,807)
    Reduction of expenses by investment adviser                      (643,680)
                                                                   ----------
      Net expenses                                                 $  887,349
                                                                   ----------
        Net investment income                                      $5,127,428
                                                                   ==========
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                        $1,019,500
    Written option transactions                                       236,155
    Foreign currency transactions                                    (859,916)
    Futures contracts                                                  31,930
                                                                   ----------
      Net realized gain on investments                             $  427,669
                                                                   ----------
  Change in unrealized appreciation -
    Investments                                                    $  734,533
    Written options                                                     6,778
    Translation of assets and liabilities in foreign currencies       128,929
                                                                   ----------
      Net unrealized gain on investments                           $  870,240
                                                                   ----------
        Net realized and unrealized gain on investments and
          foreign currency                                         $1,297,909
                                                                   ----------
          Increase in net assets from operations                   $6,425,337
                                                                   ==========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended October 31,                                     1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                           $  5,127,428   $  3,769,276
  Net realized gain on investments and foreign
    currency transactions                              427,669      1,067,286
  Net unrealized gain on investments and foreign
    currency translation                               870,240      1,875,133
                                                  ------------   ------------
      Increase in net assets from operations      $  6,425,337   $  6,711,695
                                                  ------------   ------------
Distributions declared to shareholders -
  From net investment income (Class A)            $ (3,527,319)  $ (3,165,100)
  From net investment income (Class B)              (1,123,277)      (442,955)
  From net investment income (Class C)                (266,632)       (28,052)
  From net realized gain on investments and
    foreign currency transactions (Class A)           (400,584)        --
  From net realized gain on investments and
    foreign currency transactions (Class B)            (87,623)        --
  From net realized gain on investments and
    foreign currency transactions (Class C)            (10,865)        --
                                                  ------------   ------------
      Total distributions declared to
        shareholders                              $ (5,416,300)  $ (3,636,107)
                                                  ------------   ------------
Fund share (principal) transactions -
  Net proceeds from sale of shares                $ 46,730,577   $ 10,564,774
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                                 2,632,478      1,251,060
  Cost of shares reacquired                        (21,213,968)   (13,172,718)
                                                  ------------   ------------
    Increase (decrease) in net assets from Fund
      share transactions                          $ 28,149,087   $ (1,356,884)
                                                  ------------   ------------
      Total increase in net assets                $ 29,158,124   $  1,718,704
Net assets:
  At beginning of year                              51,113,670     49,394,966
                                                  ------------   ------------
  At end of year (including accumulated
    undistributed net investment income of
    $61,857 and $212,718, respectively)           $ 80,271,794   $ 51,113,670
                                                  ============   ============



See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------
Year Ended October 31,                                     1996          1995          1994          1993
-----------------------------------------------------------------------------------------------------------
                                                  Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                     $ 8.07        $ 7.57        $ 8.34        $  8.00
                                                          ------        ------        ------        -------
Income from investment operations# -
  Net investment income**                                 $ 0.62        $ 0.60        $ 0.48        $  0.52
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions           0.18          0.48         (0.74)          0.42
                                                          ------        ------        ------        -------
      Total from investment operations                    $ 0.80        $ 1.08       $ (0.26)       $  0.94
                                                          ======        ======       =======        =======
Less distributions declared to shareholders -
  From net investment income                              $(0.60)      $ (0.58)          --         $ (0.24)
  From net realized gain on investments
    and foreign currency transactions                      (0.08)          --            --           (0.32)
  In excess of net investment income and
    foreign currency transactions                            --            --          (0.06)          --
  In excess of net realized gain on investments
    and foreign currency transactions                        --            --          (0.04)          --
  From paid-in capital                                       --            --          (0.41)         (0.04)
      Total distributions declared to shareholders        $(0.68)      $ (0.58)      $ (0.51)       $ (0.60)
                                                          ------       -------       -------        -------
Net asset value - end of period                           $ 8.19        $ 8.07        $ 7.57        $  8.34
                                                          ======        ======        ======        =======
Total return*                                             10.42%        15.00%       (3.15)%         12.36%
Ratios (to average net assets)/Supplemental data**:
  Expenses##                                               1.13%         1.54%         1.71%          1.98%
  Net investment income                                    7.63%         7.86%         6.11%          5.92%
Portfolio turnover                                          287%          249%          153%           275%
Net assets at end of period (000 omitted)                $49,432       $41,688       $44,032        $60,120

 #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 *Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
**The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                                $  0.54        $ 0.53        $ 0.44        $ 0.49
    Ratios (to average net assets):
      Expenses##                                           2.06%         2.47%         2.21%         2.14%
      Net investment income                                6.70%         6.89%         5.62%         5.76%

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
Year Ended October 31,                               1992          1991         1990           1989            1988        1987*
----------------------------------------------------------------------------------------------------------------------------------
                                                    Class A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period               $ 8.12        $ 7.56        $ 8.93        $  9.60        $  9.21     $  9.35
                                                    ------        ------        ------        -------        -------     -------
Income from investment operations -
  Net investment income#                            $ 0.63        $ 0.73        $ 0.86        $  0.94        $  0.93     $0.0025
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                                      0.08          0.95         (1.03)         (0.38)          0.56     (0.1425)
                                                    ------        ------        ------        -------        -------     -------
      Total from investment operations              $ 0.71        $ 1.68        $(0.17)        $ 0.56        $  1.49     $ (0.14)
                                                    ======        ======        ======         ======        =======     =======
Less distributions declared to shareholders -
  From net investment income                        $(0.56)       $(0.73)       $(0.82)        $(1.18)       $(0.69)     $ --
  From net realized gain on investments and
    foreign currency transactions                      --            --            --             --          (0.41)       --
  From paid-in capital                               (0.27)        (0.39)        (0.38)         (0.05)          --         --
                                                    ------        ------        ------        -------        -------     -------
      Total distributions declared to
        shareholders                                $(0.83)       $(1.12)       $(1.20)       $(1.23)        $(1.10)     $ --
                                                    ------        ------        ------        -------        -------     -------
Net asset value - end of period                     $ 8.00        $ 8.12        $ 7.56        $ 8.93         $ 9.60      $  9.21
                                                    ======        ======        ======        ======         ======      =======
Total return**                                       9.02%        23.78%       (1.62)%         5.85%         16.60%      (1.50)%++

Ratios (to average net assets)/Supplemental data#:
  Expenses                                           2.02%         1.87%         1.47%         1.82%          1.75%       0.57%+
  Net investment income                              7.47%         9.26%        10.42%        10.05%          9.74%        4.88%+
Portfolio turnover                                    423%          671%          400%          157%           270%        --
Net assets at end of period (000 omitted)          $77,487       $76,312       $74,555       $87,978        $93,819      $78,479

 *For the period from the commencement of investment operations, October
  29, 1987 to October 31, 1987.
 +Annualized.
++Not annualized.
**Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower. #The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                          $  0.61       $ 0.71        $ 0.83             --            --         --
    Ratios (to average net assets):
      Expenses                                       2.21%        2.16%         1.81%             --            --         --
      Net investment income                          7.55%        8.97%        10.08%             --            --         --

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
----------------------------------------------------------------------------------------
Year Ended October 31,                  1996          1995          1994         1993**
----------------------------------------------------------------------------------------
                                       Class B
----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $ 8.03        $ 7.53        $ 8.33        $ 8.28
                                       ------        ------        ------        ------
Income from investment operations# -
  Net investment income*               $ 0.56        $ 0.55        $ 0.45        $ 0.04
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                0.18          0.48         (0.78)         0.05
                                       ------        ------        ------        ------
      Total from investment operations $ 0.74        $ 1.03        $(0.33)       $ 0.09
                                       ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income           $(0.55)       $ (0.53)        --          $(0.03)
  From net realized gain
    on investments and foreign
    currency transactions               (0.08)          --           --           (0.01)

  In excess of net investment
    income and foreign currency
    transactions                          --            --          (0.05)          --

  In excess of net realized gain
    on investments and foreign
    currency transactions                 --            --          (0.03)          --

  From paid-in capital                    --            --          (0.39)          --

      Total distributions
        declared to shareholders       $(0.63)       $(0.53)       $(0.47)       $(0.04)
                                       ------        ------        ------        ------
Net asset value - end of period        $ 8.14        $ 8.03        $ 7.53        $ 8.33
                                       ======        ======        ======        ======
Total return                            9.68%        14.23%       (3.97)%         1.15%++
Ratios (to average net assets)/Supplemental data*:
  Expenses##                            1.80%         2.27%         2.43%         3.03%+
  Net investment income                 7.02%         7.15%         5.97%         5.22%+
Portfolio turnover                       287%          249%          153%          275%
Net assets at end of period
 (000 omitted)                        $25,361        $8,365        $5,350          $265

**For the period from the commencement of offering of Class B shares,
  September 7, 1993 to October 31, 1993.
 +Annualized.
++Not annualized.
 #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
 *The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income             $  0.49        $ 0.48        $ 0.41           --
    Ratios (to average net assets):
      Expenses##                        2.73%         3.20%         2.92%           --
      Net investment income             6.09%         6.18%         5.48%           --

See notes to financial statements

Financial Highlights - continued
-------------------------------------------------------------------------------
Year Ended October 31,                       1996          1995        1994***
-------------------------------------------------------------------------------
                                           Class C
-------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period      $ 8.00        $ 7.53        $ 7.53
                                           ------        ------        ------
Income from investment operations# -
  Net investment income*                   $ 0.57        $ 0.54        $ 0.12
  Net realized and unrealized gain (loss)
    on investments and foreign currency
    transactions                             0.18          0.48         (0.03)
                                           ------        ------        ------
      Total from investment operations     $ 0.75        $ 1.02        $ 0.09
                                           ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.55)      $ (0.55)       $ --
  From net realized gain on investments
    and foreign currency transactions       (0.08)          --           --
  From paid-in capital                        --            --          (0.09)
                                           ------        ------        ------
      Total distributions declared
        to shareholders                    $(0.63)       $(0.55)       $(0.09)
                                           ------        ------        ------
Net asset value - end of period            $ 8.12        $ 8.00        $ 7.53
                                           ======        ======        ======
Total return                                9.80%        14.17%         1.23%++
Ratios (to average net assets)/Supplemental data*:
  Expenses##                                1.71%         2.20%         2.16%+
  Net investment income                     7.12%         7.23%         8.99%+

Portfolio turnover                           287%          249%          153%
Net assets at end of period (000 omitted)  $5,478        $1,060           $13

***For the period from the commencement of offering of Class C shares,
   September 1, 1994 to October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data for periods subsequent to October 31, 1993 is based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
  *The investment adviser did not impose a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and ratios would have been:

    Net investment income                  $ 0.51        $ 0.46        $ 0.11
    Ratios (to average net assets):
      Expenses##                            2.64%         3.13%         2.65%+
      Net investment income                 6.19%         6.26%         8.50%+


See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Strategic Income Fund (the Fund) is a non-diversified series of MFS Series Trust VIII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that the value, including accrued interest, of the securities under each repurchase agreement is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities, and tend to be more sensitive to economic conditions.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

During the year ended October 31, 1996, $361,061 was reclassified to accumulated net realized gain on investments from accumulated undistributed net investment income due to differences between book and tax accounting for mortgage-backed securities and currency transactions. This change had no effect on the net assets or net asset value per share. At October 31, 1996, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for currency transactions.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.50% of average daily net assets and 7.14% of investment income. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD) and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $12,160 for the year ended October 31, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $26,836 for the year ended October 31, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $21,242 for the year ended October 31, 1996. Fees incurred under the distribution plan during the year ended October 31, 1996 were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $3,080 and $82 for Class B and Class C shares, respectively, for the year ended October 31, 1996. Fees incurred under the distribution plans during the year ended October 31, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended October 31, 1996 were $21, $28,744, and $397 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:
                                                    Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                       $ 24,744,016  $ 26,041,452
                                                 ============  ============
Investments (non-U.S. government securities)     $134,794,279  $135,982,530
                                                 ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $78,398,716
                                                                ===========
Gross unrealized appreciation                                   $ 2,113,684
Gross unrealized depreciation                                      (754,623)
                                                                -----------
  Net unrealized appreciation                                   $ 1,359,061
                                                                ===========

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,056,255    $16,667,005       599,130    $ 4,692,705
Shares issued to
 shareholders in
 reinvestment of
 distributions            200,640      1,607,490       127,484        978,866

Shares reacquired      (1,387,485)   (11,133,559)   (1,380,515)   (10,598,878)
                      -----------   ------------   -----------   ------------
  Net increase
   (decrease)             869,410    $ 7,140,936      (653,901)  $ (4,927,307)
                          =======    ===========      ========   ============


Class B Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount
-----------------------------------------------------------------------------
Shares sold             2,785,248    $22,357,597       584,310    $ 4,523,648
Shares issued to
 shareholders in
 reinvestment of
 distributions             98,830        787,774        33,442        256,014

Shares reacquired        (809,863)    (6,470,174)     (286,518)    (2,212,002)
                      -----------   ------------   -----------   ------------
  Net increase          2,074,215    $16,675,197       331,234   $  2,567,660
                        =========    ===========       =======   ============


Class C Shares
                      Year Ended                   Year Ended
                      October 31, 1996             October 31, 1995
                      --------------------------   --------------------------
                           Shares         Amount        Shares         Amount

-----------------------------------------------------------------------------
Shares sold               962,710    $ 7,705,975       174,377    $ 1,348,421
Shares issued to
 shareholders in
 reinvestment of
 distributions             29,851        237,214         2,067         16,180

Shares reacquired        (450,415)    (3,610,235)      (45,641)      (361,838)
                      -----------   ------------   -----------   ------------
  Net increase            542,146    $ 4,332,954       130,803   $  1,002,763
                          =======    ===========       =======   ============


(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended October 31, 1996 was $754.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at October 31, 1996, is as follows:

Written Option Transactions

                 1996 Calls                                  1996 Puts
                 -----------------------------               ------------------------------
                             Principal Amounts               Principal Amounts
                                  of Contracts                    of Contracts
                                 (000 Omitted)    Premiums        (000 Omitted)    Premiums
-------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                       420   $   5,108                 409   $   5,249
  German Marks                           1,154       3,095               1,492       5,450
  German Marks/British Pounds            1,996      12,813              --           --
  Italian Lire/German Marks          2,103,796      34,865           2,103,796      77,464
  Japanese Yen                          70,728      12,307              39,000       4,258
Options written -
  Australian Dollars                       949       5,462                 318       1,945
  Canadian Dollars                       1,505       1,545               3,102       9,380
  German Marks                          12,085      70,800               2,213       6,074
  German Marks/British Pounds           13,725      50,205              --           --
  Italian Lire/German Marks          2,852,538      22,401              --           --
  Japanese Yen                         144,795       1,819           1,533,666     135,679
  Japanese Yen/German Marks               --           --              456,269      16,266
  New Zealand Dollars                     --           --                2,443       3,632
  Spanish Pesetas/German Marks            --           --              274,701       6,815
Options terminated in closing transactions -
  Australian Dollars                    (1,369)    (10,570)               (318)     (1,945)
  German Marks                         (12,085)    (70,800)             (2,213)     (6,074)
  German Marks/British Pounds           (9,477)    (37,306)             --           --
  Italian Lire/German Marks         (4,956,334)    (57,266)         (2,103,796)    (77,464)
  Japanese Yen                        (215,523)    (14,126)         (1,291,000)   (119,534)
  Japanese Yen/German Marks             --           --               (456,269)    (16,266)
  New Zealand Dollars                   --           --                 (2,443)     (3,632)
Options expired -
  Australian Dollars                    --           --                   (409)     (5,249)
  Canadian Dollars                      (1,505)     (1,545)             (3,102)     (9,380)
  German Marks                          (1,154)     (3,095)             (1,492)     (5,450)
  German Marks/British Pounds           (3,707)    (15,839)             --           --
  Japanese Yen                          --           --               (126,666)     (7,518)
  Spanish Pesetas/German Marks          --           --               (274,701)     (6,815)

OUTSTANDING, END OF PERIOD               2,537   $   9,873             155,000   $  12,885
                                     =========   =========           =========   =========
OPTIONS OUTSTANDING, END OF PERIOD CONSIST OF -
  German Marks/British Pounds            2,537   $   9,873             --        $   --
  Japanese Yen                          --           --                155,000      12,885
                                     ---------      ------           ---------      ------
                                         2,537   $   9,873             155,000   $  12,885
                                     =========   =========           =========   =========

At October 31, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                         NET UNREALIZED
                           CONTRACTS TO                      CONTRACTS     APPRECIATION
SETTLEMENT DATE         DELIVER/RECEIVE  IN EXCHANGE FOR      AT VALUE   (DEPRECIATION)
--------------------------------------------------------------------------------------
Sales      2/24/97  BEF      40,257,881      $ 1,325,144   $ 1,296,827       $  28,317
          11/01/96  CAD       2,498,636        1,833,426     1,817,822          15,604
           2/07/97  CHF       2,969,214        2,502,471     2,360,377         142,094
11/04/96 - 4/28/97  DEM      57,105,476       38,148,537    37,682,990         465,547
          11/06/96  GBP         596,100          918,608       969,514         (50,906)
          12/04/96  HKD       5,879,360          757,162       760,402          (3,240)
           2/24/97  IEP         714,446        1,148,508     1,162,138         (13,630)
11/06/96 - 4/28/97  ITL   5,402,045,202        3,520,394     3,551,426         (31,032)
           2/28/97  JPY     493,436,928        4,587,124     4,395,043         192,081
           2/03/97  SEK         295,901           44,936        45,083            (147)
                                             -----------   -----------       ----------
                                             $54,786,310   $54,041,622       $ 744,688
                                             ===========   ===========       =========

Purchases  2/24/97  BEF      40,257,881      $ 1,329,863   $ 1,296,827       $ (33,036)
          11/01/96  CAD       2,498,636        1,830,905     1,817,822         (13,083)
           2/07/97  CHF       2,969,214        2,512,978     2,360,376        (152,602)
11/04/96 - 4/28/97  DEM      54,412,334       36,423,750    35,901,641        (522,109)
          11/15/96  ESP     134,814,798        1,055,839     1,053,578          (2,261)
          11/06/96  GBP         596,100          926,583       969,514          42,931
           2/24/97  IEP         714,446        1,155,688     1,162,138           6,450
11/06/96 - 4/28/97  ITL   4,416,368,956        2,862,544     2,901,864          39,320
           2/28/97  JPY     493,436,928        4,678,679     4,395,042        (283,637)
           2/03/97  NLG         882,588          518,460       521,959           3,499
          12/24/96  THB      13,000,000          506,773       506,636            (137)
                                              ----------    ----------        --------
                                             $53,802,062   $52,887,397       $(914,665)
                                             ===========   ===========       =========


Forward foreign currency exchange contract purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded from above, amounted to a net payable of $3,350 at October 31, 1996.

At October 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its total assets in securities which are subject to legal or contractual restrictions on resale. At October 31, 1996, the Fund owned the following restricted securities (constituting 4.14% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.

                                      Date of      Shares/
Description                       Acquisition   Par Amount         Cost       Value
-----------------------------------------------------------------------------------
Atlantic Gulf Communities   9/21/89 - 9/25/95          100  $    --      $      538
CSFB Russia Note, 0s, 1996            9/24/96    2,000,000    1,933,494   1,956,580
Gillett Holdings, Inc.               10/08/92       22,594      213,360     858,572
Renaissance Cosmetics, Inc.           8/22/96          500      507,500     505,000
                                                                         ----------
                                                                         $3,320,690
                                                                         ==========

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VIII and Shareholders of MFS Strategic Income Fund:

We have audited the accompanying statement of assets and liabilities of MFS Strategic Income Fund, including the schedule of portfolio of investments, as of October 31, 1996 and the related statement of operations for the year then ended and the statement of changes in net assets and financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the six years in the period ended October 31, 1993, and for the period October 29, 1987 (commencement of investment operations) to October 31, 1987 for Class A shares, and for the period September 7, 1993 (commencement of investment operations) to October 31, 1993 for Class B shares, were audited by other auditors whose report dated December 16, 1993 expressed an unqualified opinion on those statements and financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Strategic Income Fund at October 31, 1996, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.


                                                 /s/ Ernst & Young LLP


Boston, Massachusetts
December 12, 1996

                 --------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) STRATEGIC INCOME FUND

TRUSTEES                                                CUSTODIAN
A. Keith Brodkin* - Chairman and President              State Street Bank and Trust Company
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),              AUDITOR
Massachusetts Financial Services Company;               Ernst & Young LLP
Director, Cambridge Bancorp;
Director, Cambridge Trust Company                       INVESTOR INFORMATION
Marshall N. Cohan - Private Investor                    For MFS stock and bond market outlooks,
Lawrence H. Cohn, M.D. - Chief of Cardiac               call toll free: 1-800-637-4458 anytime from
Surgery, Brigham and Women's Hospital;                  a touch-tone telephone.
Professor of Surgery, Harvard Medical School
The Hon. Sir J. David Gibbons, KBE - Chief              For information on MFS mutual funds,
Executive Officer, Edmund Gibbons Ltd.;                 call your financial adviser or, for an
Chairman, Bank of N.T. Butterfield & Son Ltd.           information kit, call toll free:
Abby M. O'Neill - Private Investor;                     1-800-637-2929 any business day from
Director, Rockefeller Financial Services, Inc.          9 a.m. to 5 p.m. Eastern time (or leave
(investment advisers)                                   a message anytime).
Walter E. Robb, III - President and Treasurer,
Benchmark Advisors, Inc. (corporate financial           INVESTOR SERVICE
consultants); President, Benchmark Consulting           MFS Service Center, Inc.
Group, Inc. (office services); Trustee,                 P.O. Box 2281
Landmark Funds (mutual funds)                           Boston, MA 02107-9906
Arnold D. Scott* - Senior Executive Vice
President, Director and Secretary,                      For general information, call toll free:
Massachusetts Financial Services Company                1-800-225-2606 any business day from
Jeffrey L. Shames* - President and Director,            8 a.m. to 8 p.m. Eastern time.
Massachusetts Financial Services Company
J. Dale Sherratt - President, Insight                   For service to speech- or hearing-impaired,
Resources, Inc. (acquisition planning                   call toll free: 1-800-637-6576 any business
specialists)                                            day from 9 a.m. to 5 p.m. Eastern time.
Ward Smith  - Former Chairman (until 1994),             (To use this service, your phone must be equipped
NACCO Industries; Director, Sundstrand                  with a Telecommunications Device for the Deaf.)
Corporation
                                                        For share prices, account balances and
INVESTMENT ADVISER                                      exchanges, call toll free: 1-800-MFS-TALK
Massachusetts Financial Services Company                (1-800-637-8255) anytime from a touch-tone
500 Boylston Street                                     telephone.
Boston, MA 02116-3741
                                                        WORLD WIDE WEB
DISTRIBUTOR                                             www.mfs.com
MFS Fund Distributors, Inc.
500 Boylston Street                                                                TOP RATED SERVICE
Boston, MA 02116-3741                                                 For the third year in a row,
                                                        [DALBAR         MFS earned a #1 ranking in
PORTFOLIO MANAGER                                       LOGO]          DALBAR, Inc.'s Broker/Dealer
James T. Swanson*                                                   Survey, Main Office Operations
                                                                     Service Quality category. The
TREASURER                                               firm achieved a 3.48 overall score - on a
W. Thomas London*                                       scale of 1 to 4 - in the 1996 survey. A total
                                                        of 110 firms responded, offering input on the
ASSISTANT TREASURER                                     quality of service they received from 29
James O. Yost*                                          mutual fund companies nationwide. The survey
                                                        contained questions about service quality in
SECRETARY                                               15 categories, including "knowledge of phone
Stephen E. Cavan*                                       service contracts," "accuracy of transaction
                                                        processing," and "overall ease of doing
ASSISTANT SECRETARY                                     business with the firm."
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

MFS(R) STRATEGIC                                        -------------
INCOME FUND        [DALBAR                               BULK RATE
                    LOGO]                                U.S. POSTAGE
                TOP-RATED SERVICE                        P A I D
                                                         PERMIT #55638
500 Boylston Street                                      BOSTON, MA
Boston, MA 02116                                         -------------



[LOGO]
THE FIRST NAME IN MUTUAL FUNDS


                                                   MSI-2 12/96 15M  34/234/334

(C)1996 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116